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                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                     Date of Report:  February 12, 1997

               AmeriCredit Automobile Receivables Trust 1996-B
            (Exact Name of Registrant as specified in its charter)


       United States                   33-98620                  88-0359494
       -------------                   --------                  ----------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                              c/o AmeriCredit Financial
                                    Services, Inc.
                             Attention:  Daniel E. Berce
                                  200 Bailey Avenue
                               Fort Worth, TX  76107
                               (Address of Principal
                                 Executive Office)

                                  (817) 332-7000
                              Registrant's phone number

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Item 5.  Other Events

         Information relating to distributions to Certificateholders for the January, 1997, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.  Financial Statements, Exhibits

         Exhibit No.      Exhibit
         -----------      -------
              1.          Servicer's Certificate for the January, 1997
                          Collection Period relating to the Certificates issued by the Registrant pursuant to the Agreement.

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                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/ Daniel E. Berce
    Daniel E. Berce
    Executive Vice President,
    Chief Financial Officer
    and Treasurer



February 12, 1997

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                                        EXHIBIT INDEX

           Exhibit
           -------
              1. Servicer's Certificate for the January, 1997 Collection Period relating to the Certificates issued by the Registrant.